===============================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):   January 10, 1999


                            METAMOR WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                0-26970                             76-0407849
        (Commission File Number)        (I.R.S. Employer Identification No.)



           FIVE POST OAK PARK
    4400 POST OAK PARKWAY, SUITE 1100
             HOUSTON, TEXAS                            77027-3413
(Address of principal executive offices)               (Zip Code)


           Registrant's telephone number, including area code:    (713) 548-3400



===============================================================================

ITEM 5.              OTHER EVENTS

                     On January 10, 1999, Metamor Worldwide,  Inc.
(the "Company") entered into an Agreement and Plan of Reorganization with SPR Inc. ("SPR"). The transaction will be structured as a tax-free merger and accounted for as a pooling-of-interest. Each share of SPR's common stock will be exchanged for 0.8 of a share of the Company's common stock. The merger, subject to regulatory and shareholder approvals, is expected to close in April 1999.

                     In addition, the Company has rescinded its stock repurchase program.


ITEM 7.              FINANCIAL STATEMENTS AND EXHIBITS

                     (c)       Exhibits

                               99.1       Press release issued January 11, 1999.



                                   SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      METAMOR WORLDWIDE, INC.
                                      (Registrant)



Dated:  January 15, 1999              By:  /s/ Edward L. Pierce
                                         --------------------------------------
                                           Edward L. Pierce
                                           Chief Financial Officer, Senior Vice
                                           President and Assistant Secretary

                               INDEX TO EXHIBITS



           Exhibit No.                  Description
           -----------                  -----------

               99.1                     Press release issued January 11, 1999.